Dreyfus

# DREYFUS MARYLAND FUND

*(A Series of Dreyfus State Municipal Bond Funds)*

January 18, 2013

Dear Shareholder:

We recently sent you proxy materials regarding the Special Joint Meeting of Shareholders of Dreyfus Maryland Fund (the "Fund"), scheduled to be held on February 28, 2013 (the "Joint Meeting"). Our records indicate that we have not received your vote on the important proposal affecting your investment in the Fund. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the Joint Meeting.

## Please Vote Today!

**After careful review, the Fund's Board recommends that shareholders vote "FOR" the proposal to approve an Agreement and Plan of Reorganization as detailed in your combined Prospectus/Proxy Statement. A copy of the combined Prospectus/Proxy Statement is available by calling the toll free number shown below.**

You may not think your vote is important, but your participation is critical to hold the Joint Meeting, so please vote immediately. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

**1-800-431-9629**

**Your vote is urgently needed!**

Please vote now to be sure your vote is received in time for the Fund's

**February 28, 2013**

**Special Joint Meeting of Shareholders.**

**Voting takes only a few minutes. Thank you for your participation in this important matter.**

**Dreyfus Maryland Fund** has made it very easy for you to vote. *Choose one of the following methods:*

- **Speak to** a proxy specialist by calling the number above. We can answer your questions and record your vote. (Open: M-F 8am-10pm, Sat 11am-6pm ET)
- **Log on** to the website noted on the enclosed proxy card and enter your control number printed on the card. Vote by following the on-screen prompts.
- **Call** the phone number on the enclosed proxy card and enter the control number printed on the card. Follow the touchtone prompts.
- **Mail** Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

**Dreyfus**

# DREYFUS MINNESOTA FUND

***(A Series of Dreyfus State Municipal Bond Funds)***

January 18, 2013

Dear Shareholder:

We recently sent you proxy materials regarding the Special Joint Meeting of Shareholders of Dreyfus Minnesota Fund (the "Fund"), scheduled to be held on February 28, 2013 (the "Joint Meeting"). Our records indicate that we have not received your vote on the important proposal affecting your investment in the Fund. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the Joint Meeting.

## Please Vote Today!

**After careful review, the Fund's Board recommends that shareholders vote "FOR" the proposal to approve an Agreement and Plan of Reorganization as detailed in your combined Prospectus/Proxy Statement. A copy of the combined Prospectus/Proxy Statement is available by calling the toll free number shown below.**

You may not think your vote is important, but your participation is critical to hold the Joint Meeting, so please vote immediately. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

**1-800-431-9629**

**Your vote is urgently needed!**

Please vote now to be sure your vote is received in time for the Fund's **February 28, 2013 Special Joint Meeting of Shareholders.**

**Voting takes only a few minutes. Thank you for your participation in this important matter.**

**Dreyfus Minnesota Fund** has made it very easy for you to vote. *Choose one of the following methods:*

- **Speak to** a proxy specialist by calling the number above. We can answer your questions and record your vote. (Open: M-F 8am-10pm, Sat 11am-6pm ET)
- **Log on** to the website noted on the enclosed proxy card and enter your control number printed on the card. Vote by following the on-screen prompts.
- **Call** the phone number on the enclosed proxy card and enter the control number printed on the card. Follow the touchtone prompts.
- **Mail** Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

Dreyfus

# DREYFUS OHIO FUND

***(A Series of Dreyfus State Municipal Bond Funds)***

January 18, 2013

Dear Shareholder:

We recently sent you proxy materials regarding the Special Joint Meeting of Shareholders of Dreyfus Ohio Fund (the "Fund"), scheduled to be held on February 28, 2013 (the "Joint Meeting"). Our records indicate that we have not received your vote on the important proposal affecting your investment in the Fund. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the Joint Meeting.

## Please Vote Today!

**After careful review, the Fund's Board recommends that shareholders vote "FOR" the proposal to approve an Agreement and Plan of Reorganization as detailed in your combined Prospectus/Proxy Statement. A copy of the combined Prospectus/Proxy Statement is available by calling the toll free number shown below.**

You may not think your vote is important, but your participation is critical to hold the Joint Meeting, so please vote immediately. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

**1-800-431-9629**

**Your vote is urgently needed!**

Please vote now to be sure your vote is received in time for the Fund's

**February 28, 2013**

**Special Joint Meeting of Shareholders.**

**Voting takes only a few minutes. Thank you for your participation in this important matter.**

**Dreyfus Ohio Fund** has made it very easy for you to vote. *Choose one of the following methods:*

- **Speak to** a proxy specialist by calling the number above. We can answer your questions and record your vote. (Open: M-F 8am-10pm, Sat 11am-6pm ET)
- **Log on** to the website noted on the enclosed proxy card and enter your control number printed on the card. Vote by following the on-screen prompts.
- **Call** the phone number on the enclosed proxy card and enter the control number printed on the card. Follow the touchtone prompts.
- **Mail** Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.